Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

15.	Income Taxes
We and our subsidiaries are subject to U.S. federal income tax as well as income tax of numerous state and foreign jurisdictions. We are generally no longer subject to U.S. federal tax examinations for taxable years before 2014 and, with limited exceptions, state and foreign income tax examinations for taxable years before 2012.
We recognize potential accrued interest and penalties related to unrecognized tax benefits in Income Tax Expense. In addition to the liability of $2,475 for unrecognized tax benefits as of September 30, 2017, there was approximately $426 for accrued interest and penalties. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate as of September 30, 2017 was $2,130. To the extent interest and penalties are not assessed with respect to uncertain tax positions, amounts accrued will be revised and reflected as an adjustment of the Income Tax Expense.
Unrecognized tax benefits were reduced by $688 during the first nine months of 2017 as a result of the expiration of the statute of limitations in various jurisdictions and settlement with tax authorities.
We are currently under examination by the Internal Revenue Service for the 2015 tax year. Although the outcome of this matter cannot currently be determined, we believe adequate provision has been made for any potential unfavorable financial statement impact. We are currently undergoing income tax examinations in various state and foreign jurisdictions covering 2014 to 2016. Although the final outcome of these examinations cannot be currently determined, we believe that we have adequate reserves with respect to these examinations.

Income Taxes
Income from continuing operations for the three years ended December 31 was as follows:

	2016	2015	2014
U.S. operations	$54,018	$51,189	$52,315
Foreign operations	12,473	(765)	17,223
Total	$66,491	$50,424	$69,538

Income tax expense (benefit) for the three years ended December 31 was as follows:

	2016	2015	2014
Current:
Federal	$15,962	$15,117	$11,903
Foreign	3,035	3,992	3,373
State	1,859	1,685	1,543
	$20,856	$20,794	$16,819
Deferred:
Federal	$(472)	$(481)	$2,650
Foreign	(434)	(1,888)	(524)
State	(73)	(89)	(58)
	$(979)	$(2,458)	$2,068
Total:
Federal	$15,490	$14,636	$14,553
Foreign	2,601	2,104	2,849
State	1,786	1,596	1,485
Total Income Tax Expense	$19,877	$18,336	$18,887

U.S. income taxes have not been provided on approximately $14,650 of undistributed earnings of non-U.S. subsidiaries. We do not have any plans to repatriate the undistributed earnings. Any repatriation from foreign subsidiaries that would result in incremental U.S. taxation is not being considered. It is management’s belief that reinvesting these earnings outside the U.S. is the most efficient use of capital.
We have Dutch and German tax loss carryforwards of approximately $17,276 and $10,764, respectively. If unutilized, the Dutch tax loss carryforward will expire after 9 years. The German tax loss carryforward has no expiration date. Because of the uncertainty regarding realization of the Dutch tax loss carryforward, a valuation allowance was established. This valuation allowance increased in 2016 due to the sale of our Green Machines outdoor city cleaning line.
We have Dutch foreign tax credit carryforwards of $1,228. Because of the uncertainty regarding utilization of the Dutch foreign tax credit carryforward, a valuation allowance was established.
A valuation allowance for the remaining deferred tax assets is not required since it is more likely than not that they will be realized through carryback to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
Our effective income tax rate varied from the U.S. federal statutory tax rate for the three years ended December 31 as follows:

	2016	2015	2014
Tax at statutory rate	35.0%	35.0%	35.0%
Increases (decreases) in the tax rate from:
State and local taxes, net of federal benefit	1.7	2.2	1.7
Effect of foreign operations	(5.5)	(5.1)	(4.6)
Impairment of Long-Lived Assets	—	7.0	—
Effect of changes in valuation allowances	1.9	1.5	(0.9)
Domestic production activities deduction	(2.2)	(2.7)	(1.6)
Other, net	(1.0)	(1.5)	(2.4)
Effective income tax rate	29.9%	36.4%	27.2%

Deferred tax assets and liabilities were comprised of the following as of December 31:

	2016	2015
Deferred Tax Assets:
Inventories, principally due to changes in inventory reserves	$332	$—
Employee wages and benefits, principally due to accruals for financial reporting purposes	14,723	16,395
Warranty reserves accrued for financial reporting purposes	3,617	3,101
Receivables, principally due to allowance for doubtful accounts and tax accounting method for equipment rentals	1,413	1,446
Tax loss carryforwards	7,821	5,834
Tax credit carryforwards	1,228	1,102
Other	2,126	603
Gross Deferred Tax Assets	$31,260	$28,481
Less: valuation allowance	(6,865)	(5,884)
Total Net Deferred Tax Assets	$24,395	$22,597
Deferred Tax Liabilities:
Inventories, principally due to changes in inventory reserves	$—	$617
Property, Plant and Equipment, principally due to differences in depreciation and related gains	6,947	6,619
Goodwill and Intangible Assets	4,180	3,315
Total Deferred Tax Liabilities	$11,127	$10,551
Net Deferred Tax Assets	$13,268	$12,046

The valuation allowance at December 31, 2016 principally applies to Dutch tax loss and tax credit carryforwards that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015
Balance at January 1,	$2,326	$3,029
Increases as a result of tax positions taken during the current year	545	532
Decreases relating to settlement with tax authorities	(6)	(72)
Reductions as a result of a lapse of the applicable statute of limitations	(523)	(760)
Increases (Decreases) as a result of foreign currency fluctuations	135	(403)
Balance at December 31,	$2,477	$2,326

Included in the balance of unrecognized tax benefits at December 31, 2016 and 2015 are potential benefits of $2,114 and $1,992, respectively, that if recognized, would affect the effective tax rate from continuing operations.
We recognize potential accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. In addition to the liability of $2,477 and $2,326 for unrecognized tax benefits as of December 31, 2016 and 2015, there was approximately $490 and $504, respectively, for accrued interest and penalties. To the extent interest and penalties are not assessed with respect to uncertain tax positions, the amounts accrued will be revised and reflected as an adjustment to income tax expense.
We and our subsidiaries are subject to U.S. federal income tax as well as income tax of numerous state and foreign jurisdictions. We are generally no longer subject to U.S. federal tax examinations for taxable years before 2013 and, with limited exceptions, state and foreign income tax examinations for taxable years before 2007.
We are currently undergoing income tax examinations in various state and foreign jurisdictions covering 2007 to 2014. Although the final outcome of these examinations cannot be currently determined, we believe that we have adequate reserves with respect to these examinations.
We do not anticipate that total unrecognized tax benefits will change significantly within the next 12 months.